Exhibit 10.1

FORM OF

FIRST AMENDMENT AGREEMENT

This First Amendment Agreement (this “Agreement”) is entered into as of May 30, 2014, by and between VeriTeQ Corporation (f/k/a Digital Angel Corporation), a Delaware corporation with offices located at 220 Congress Park Drive, Suite 200, Delray Beach, Florida 33445 (the “Company”), and the investor signatory hereto (the “Investor”), with reference to the following facts:

A.     The Company and certain investors (including the Investor) (the “Buyers”) are parties to that certain Securities Purchase Agreement, dated as of November 13, 2013 (as amended, restated or otherwise modified from time to time, the “Existing Securities Purchase Agreement”), pursuant to which the Company sold, and the Buyers listed on the Schedule of Buyers attached thereto purchased, certain senior secured convertible notes (the “Notes”) convertible into Conversion Shares (as defined in the Existing Securities Purchase Agreement) in accordance with the terms of the Notes and (ii) certain warrants (as defined in the Existing Securities Purchase Agreement) (the “Warrants”) exercisable into Warrant Shares (as defined in the Existing Securities Purchase Agreement) in accordance with the terms of the Warrants. Capitalized terms not defined herein shall have the meaning as set forth in the Existing Securities Purchase Agreement as amended hereby (the “Amended Securities Purchase Agreement”);

B.     The Company desires to sell senior convertible notes to certain investors (the “New Notes”), pursuant to that certain Securities Purchase Agreement in the form attached hereto as Exhibit A (the “New Purchase Agreement”);

C.     The Company desires that the Investor agree, as of the Effective Time (as defined below), to (i) permit the issuance of the New Notes and the transactions contemplated by the New Purchase Agreement, (ii) waive certain provisions of the Securities Purchase Agreement with respect to the issuance of such New Notes; and (iii) make certain amendments to the Notes.

D.     Concurrently herewith, the Company has also requested that each other holder of Notes (the “Other Investors”) enter into agreements in form and substance identical to this Agreement (the “Other Agreements”, and together with this Agreement, the “Agreements”)).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments, Consents and Waivers. At the Effective Time, the Transaction Documents shall be amended as follows:

1.1     The defined term “First Amendment Agreements” shall mean “those certain First Amendment Agreements, dated as of May 30, 2014, each by and between the Company and each Buyer”.

1.2     The defined term “Transaction Documents” is hereby amended to include the First Amendment Agreements.

1.3     The phrase “(including, without limitation, a Registration Statement on Form S-8)” in Section 4(j) of the Existing Securities Purchase Agreement is hereby amended and restated as “(excluding a Registration Statement on Form S-8)”

1.4     The defined term “Permitted Indebtedness” in the Notes is hereby amended and restated as:

“Permitted Indebtedness” means (i) Indebtedness evidenced by this Note and the Other Notes, (ii) Indebtedness set forth on Schedule 3(s) to the Securities Purchase Agreement, as in effect as of the Subscription Date, (ii) Indebtedness secured by Permitted Liens or unsecured but as described in clauses (iv) and (v) of the definition of Permitted Liens, (iii) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until at least ninety-one (91) days after the Maturity Date and (2) total interest and fees at a rate in excess of ten percent (10%) per annum and (iv) the New Notes (as defined in the Amendment and Exchange Agreements).

1.5     Section 4(o)(ix) of the Existing Securities Purchase Agreement shall be amended and restated as follows:

The restrictions contained in this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities or any shares of Common Stock, options, stock appreciation rights or restricted shares of Common Stock issued to directors, officers, consultants or employees of the Company in their capacity as such pursuant to an Approved Stock Plan.

1.6     The Investor and the Company agree that, immediately prior to the Effective Time, the Restricted Period shall expire.

1.7     The Investor hereby consents to the transactions contemplated by the New Purchase Agreement, including, without limitation, the issuance of the New Notes, and waives any restrictions on the timing of the consummation of the transactions contemplated by the New Purchase Agreement set forth in Section 4(o) of the Existing Securities Purchase Agreement.

2.     Acknowledgement; Reaffirmation of Obligations; Consent.

2.1     The Company hereby confirms and agrees that, except as set forth in Section 2 above, (i) the Existing Securities Purchase Agreement, the Notes, the Securities, the Security Documents, the Guarantees and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, (ii) to the extent that the Security Documents, the Guarantees or any other Transaction Document purports to assign or pledge to the Buyers and the holders of the Securities, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Notes and any other Transaction Document, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the Notes, and (iii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Buyers under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document.

2.2     The Company acknowledges and agrees that, as of the time of consummation of the transactions contemplated by the New Purchase Agreement, the number of Warrant Shares issuable upon exercise of the Warrant of the Investor (without regards to any limitations on exercise set forth therein) shall be the number of Warrant Shares set forth on the signature page of the Investor attached hereto and the conversion price of the Notes and the exercise price of the Warrants, respectively, shall be $0.20.

3.     Fees and Expenses. Concurrently herewith, the Company shall reimburse Greenberg Traurig, LLP (counsel to the lead Buyer) for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering this Agreement and the prior unpaid and outstanding legal fees and expenses incurred by Greenberg Traurig, LLP to date with respect to the Transaction Documents (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) (the “Legal Fee Payment”). Except as otherwise set forth in this Agreement and the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the transactions contemplated hereby.

4.     Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the form of the Agreements as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

5.     Representations and Warranties.

5.1     Investor Bring Down. The Investor hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Amended Securities Purchase Agreement as to this Agreement as if such representations and warranties were made as of the date hereof and as of the Effective Time, in each case, as set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto.

5.2     Company Bring Down. Except as set forth on Schedule 6.2(b) attached hereto, the Company represents and warrants to the Investor as set forth in Section 3 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and as of the Effective Time, in each case, as set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto, references therein to "Closing Date" being deemed references to the Closing Date as defined in Section 1.4 above, and references to "the date hereof" being deemed references to the date of this Agreement.

6.     Miscellaneous Provisions. Section 9 of the Amended Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

7.     Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Agreement or any other Transaction Document are several and not joint with the obligations of any other Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document or Other Agreement. Nothing contained herein or in any Other Agreement or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement or any other Transaction Document and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, any Other Agreement and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, any Other Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

8.     Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those of the Investor and this Agreement (each a “Settlement Document”). If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement and the Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement or the Securities (as the case may be) shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 8 shall apply similarly and equally to each Settlement Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
VERITEQ CORPORATION
(f/k/a Digital Angel Corporation)

By:	/s/
Name:
Title:

Acknowledged and agreed to by:

Veriteq acquisition
corporation

By:
Name:
Title:

positiveid animal health
corporation

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

By:	/s/
Name:
Title:

Number of Warrant Shares issuable upon exercise of the Warrant of the Investor upon consummation of the transactions contemplated by the New Purchase Agreement (without regards to any limitations on exercise set forth therein)

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